UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2024

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place,	Birmingham,	AL	35209
(Address of Principal Executive Office )			(Zip code)

Registrant’s telephone number, including area code:	(205)	877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
As reported in Item 5.07 (below), and incorporated into this Item 5.02 by reference, our stockholders elected Bruce D. Angiolillo, J.D., Richard J. Bielen, C.P.A. (new member of the board), Samuel A. DiPiazza, Jr., C.P.A., and Staci M. Pierce, J.D. (new member of the board) to our Board of Directors during the Annual Meeting of Stockholders on May 22, 2024. In addition, M. James Gorrie, Ziad R. Haydar, M.D., Frank A. Spinosa, D.P.M., and Thomas A. S. Wilson, Jr., M.D., each of whom had served at least nine years on the board, did not stand for re-election and the board has been reduced in size from 12 directors to 10 directors

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY SHAREHOLDERS
At the Annual Meeting of Stockholders of ProAssurance, held on May 22, 2023, our shareholders voted on three proposals with the following outcomes:

a)Bruce D. Angiolillo, J.D., Richard J. Bielen, C.P.A. (new to board), Samuel A. DiPiazza, Jr., C.P.A., and Staci M. Pierce, J.D. (new to board) were elected to the Board and each will serve a three-year term ending at the Annual Meeting of Shareholders in 2027 and until their successors are elected and qualified. Voting was as follows:

	FOR	WITHHELD
Bruce D. Angiolillo, J.D.	38,451,274	4,360,259
Richard J. Bielen, C.P.A.	38,759,735	4,051,798
Samuel A. DiPiazza, Jr., C.P.A.	38,462,732	4,348,801
Staci M. Pierce, J.D.	38,715,447	4,096,086

b)The ProAssurance Corporation 2024 Equity Incentive Plan was approved by the following vote:

FOR	AGAINST	ABSTAIN
41,366,281	1,383,623	61,629

c)The selection of Ernst & Young, LLP as our independent auditing firm for the fiscal year ending December 31, 2024 was ratified by the following vote:

FOR	AGAINST	ABSTAIN
45,198,387	541,326	32,912

d)The 2023 compensation of our named executive officers was approved, on an advisory basis, by the following vote:

FOR	AGAINST	ABSTAIN
36,404,470	6,348,151	58,912

There were a total of 2,961,092 broker non-votes on matters (b) and (d).

SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 22, 2024

PROASSURANCE CORPORATION
by: /s/ Jeffrey P. Lisenby
-----------------------------------------------------
Jeffrey P. Lisenby General Counsel

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